Exhibit 99.1
Sleep better, live longerSM NASDAQ: GRMH July 2011

Important Cautions Regarding Forward-Looking Statements This presentation contains forward-looking statements which are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements contained herein do not constitute guarantees of future performance. Such forward-looking statements are based on the current beliefs and expectations of management and involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the company, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward- looking statements. Please refer to the company's filings with the Securities and Exchange Commission, including its annual report on form 10-K for the year ending December 31, 2010 and its subsequent quarterly reports for a comprehensive list of risk factors that could cause actual results, performance or achievements of the company to differ materially from those expressed or implied in such forward-looking statements. The company undertakes no obligation to update or revise any forward-looking statements. Content copyright 2010 & 2011 Graymark Healthcare, Inc. All rights reserved.

Who We Are... Graymark Healthcare is the largest public pure-play sleep management company in U.S. (2nd largest overall) Comprehensive care program covers: Diagnosis Treatment Resupply 99 diagnostic & therapy locations

99 Graymark Diagnostic & Therapy Locations 2nd Largest Geographic Footprint

What We Do.
A Comprehensive Approach.

Graymark Healthcare
NASDAQ: GRMH

Focus

- Offer highly effective sleep management solutions
- Diagnose ~80 sleep disorder types; primarily diagnose & treat OSA
- Provide OSA treatment & resupply
  (e.g. Continuous Positive Airway Pressure machines "CPAP")

Approach

- Oversee entire patient lifecycle
- Directed by Board-certified physicians
- Drive high OSA treatment compliance rates
  (~80% vs. ~50% national average)

Shareholder Value

- **Key differentiator: recurring revenue model**

Diagnose → Equipment setup → Resupply & care management

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What is Sleep Apnea?

Graymark Healthcare
NASDAQ: GRMH

- ***Sleep Apnea*** *is a sleep disorder characterized by abnormal pauses in breathing*
- *Each pause or "apnea" can last from a few seconds to minutes, & can occur five to >30 times per hour*[1]
- **Why does Obstructive Sleep Apnea (OSA) matter?**
  - Patients use **2x** the healthcare resources[2]
  - Patients are **3x** more likely to experience a stroke[3]
  - OSA linked to:[3]
    - 40 – 70% of obese patients
    - 56% of patients with hypertension
    - Depression in >50% of patients
    - 77% of type 2 diabetics[4]



OSA is the most common form of apnea (84% of cases[5]) & occurs when the soft tissue in the airway obstructs breathing.

[1] "Sleep Apnea: What Is Sleep Apnea?" NHLBI: Health Information for the Public. U.S. Dept of Health and Human Services. 2009-05. Retrieved 2010-08-05.
[2] Richard, Ron, Gay MD, Peter, Farrell PhD, Peter. "The Economics of Sleep-Disordered Breathing." RT: For Decision Makers in Respiratory Care. June 2006.
[3] Hirshkowitz, PhD, DABSM, Max. "The Clinical Consequences of Obstructive Sleep Apnea and Associated Excessive Sleepiness." The Journal of Family Practice. August 2008.
[4] Aronsohn MD, Renee, Whitmore BA, Harry, Van Cauter PhD, Eve, Tasali MD, Esra. "Impact of Untreated Obstructive Sleep Apnea on Glucose Control in Type 2 Diabetes." Dept. of Medicine, The Univ. of Chicago. December 2009.
[5] Morgenthaler TI, Kagramanov V, Hanak V, Decker PA (9-2006). "Complex sleep apnea syndrome: is it a unique clinical syndrome?". Sleep 29 (9): 1203–9. PMID 17040008. Lay summary – Science Daily (9-4-06).

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Sleep Management Market Overview 50 million Americans of all ages have a sleep disorder1 80% of population with OSA currently go undiagnosed1 $7.4 billion spent on products & diagnosis by 2013, growing ~13%2 4,000 sleep labs in the U.S. A Large Market 1U.S. Census Bureau, 2008, National Sleep Foundation, 2009, National Institute of Health, 2003. 2U.S. Sleep-Service Provider Markets, Frost & Sullivan, 2010 & U.S. Sleep Apnea Diagnostic and Therapeutic Devices Markets, Frost & Sullivan, 2010.

(CHART) (CHART) 50 Million Americans Have a Sleep Disorder Source: U.S. Census Bureau, 2008, National Sleep Foundation, 2009, National Institute of Health, 2003. 14M or 80% of OSA sufferers are undiagnosed 80+ sleep disorders (e.g. narcolepsy, insomnia & restless leg syndrome)

At-Risk Population Growing Expected Growth Trends of At-Risk Population for OSA (CHART) 32% 43% Source: Kenneth E. Thorpe, Emory Univ., Nov 2009 and U.S. Census Bureau.

Spending on Sleep Disorder Diagnosis (CHART) Source: U.S. Sleep-Service Provider Markets, Frost & Sullivan, 2010. CAGR = 14% in U.S.

How Do You Treat Sleep Apnea? There is no cure for sleep apnea, but certain treatment options are effective Continuous Positive Airway Pressure (CPAP) device is the most effective tool to treat the disease CPAP device generates the required air pressure to keep the patient's airway open during sleep Other treatment options exist but are often ineffective and/or unreliable

CPAP Expected Market Growth in U.S. Spending on Sleep Apnea Products Source: U.S. Sleep Apnea Diagnostic and Therapeutic Devices Markets, Frost & Sullivan, 2010. 13% CAGR

THE Premier Sleep Disease Management Platform

Graymark Healthcare
NASDAQ: GRMH

Graymark Differentiator

Referral → Diagnosis → CPAP Set-Up → Resupply → Care Management

	Diagnosis	CPAP Set-Up	Resupply	Care Management
Graymark	●	●	●	●
National Sleep Labs	●	◕	◕	◕
Independent Sleep Labs	●	◔	◔	◔
Hospitals	◑	◔	◔	◔
National DMEs (Apria/Lincare)	○	◑	◑	◔
Local Durable Med Equip Companies	○	◑	◑	◔
Internet	○	○	◕	○
Avg. Reimbursement	Diagnosis: $800 Titration: $805	Set-up: $1,380	Full Year of Shipments: $650	Minimal

Note: Circles indicate management's views as to the position of the respective constituencies to best serve patrons in applicable segments.

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Graymark CPAP Success Program Enhances Compliance...and Drives Revenue Day 1 Day 3 Day 7 Day 30 Day 45 Month 3 Month 6 Equipment set-up in-person, in-clinic Phone follow-up Phone contact In-person meeting with medical staff: Download data from device Determine compliance or reasons for non-compliance Initiate additional medical intervention, if necessary Exchange equipment, if necessary (Up to 5 free mask exchanges) ? Every 6 months thereafter Phone contact Phone contact Phone contact Phone contact 6 points of contact within the first 90 days

High Compliance Drives Recurring Revenue

Graymark Healthcare
NASDAQ: GRMH

Approx. Usage Compliance Rate

Higher Compliance = More Revenue


80%
~50%
National Average
Graymark

Strict Reimbursement Policy[1]

- **What defines compliance?** Greater than or equal to 4 hours/night for 70% of nights during 30 consecutive days
- Compliance rate is critical for reimbursement
- Drives patient retention & recurring revenue
- Medicare reimburses only if mandated compliance rates are documented within first 90 days of set-up
- Payment ceases after 3 months if compliance not demonstrated

[1]Cigna Government Services LCD L11518, revision effective date September 1, 2009; Noridian Administrative Servies LCD L171, revision effective date September 1, 2009; National Government Services, LCD L2723, revision effective date September 1, 2009; NHIC, Corp. LCD L11528, revision effective date September 1, 2009.

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Recurring Revenue Becomes a Function of CPAP Set-Ups (CHART) Q1-11: GRMH resupply shipments up 120% since Q1-10

Growth Profile: Organic Growth + Acquisitions Organic Growth Acquisitions Drive hospital lab contracts from key industry relationships Marketing to healthcare professionals (focus on Sleep Thought Leaders) Boost conversion rates Increase volume at existing facilities Numerous targets identified Highly fragmented sleep market ~4,000 sleep labs in U.S. Top 7 represent only ~15% of market Dominated by small regional players & "mom-and-pop" shops Existing centers

Highly Fragmented Sleep Lab Market

Graymark Healthcare
NASDAQ: GRMH

~4,000 Sleep Labs in U.S.


Top 7 Sleep
Management
Companies
~15%
All Other
~85%

- Graymark is the **second largest** behind SleepMed (privately held) with ~3% of the market
- SleepMed owns <5% of the market
- Graymark is the **largest public, pure-play** company
- **All Other** includes small regional players & "mom-and-pop" shops

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Graymark Key Stats Trading Data Stock Price (close @ 7/8/11) $1.30 52 Week Low/High $1.17/$6.40 Avg. Daily Vol. (3 mo.) 20,000 Shares Outstanding (pro-forma)1 14.5M Public Float, est. 67% Insider Holdings 27% Valuation Measures Valuation Measures Market Cap $18.9M Enterprise Value $41.9M EV/Revenue (ttm) 1.9x Financial Highlights at Mar 31, 2011 Financial Highlights at Mar 31, 2011 Total Revenues (ttm) $21.5M EBITDA (ttm) $(3.4)M Cash & Equivalents (mrq) $0.6M Total Assets (mrq) $26.8M Total Debt (mrq) $23.8M Total Liabilities (mrq) $28.5M Source: Capital IQ, company filings. 1Reflects June 2011 public offering of 6 million shares of common stock.

(CHART) Graymark Revenue by Type $9.6M $15.3M $17.6M $22.8M 35% Revenue CAGR, '07-'10

Graymark Key *Take-Aways*

Graymark Healthcare
NASDAQ: GRMH

- Graymark is the largest public “pure play” sleep management company
- U.S. sleep disorder treatment market expected to grow ~13% to >$7 billion by 2013
- 50M Americans have a sleep disorder; 80% with OSA go undiagnosed
- Sleep Management Services 2010 revenue up 30% vs. FY 2009
- Q1-11 resupply shipments up 120% since Q1-10


Sleep Management Services
Revenue Growth
$15.3M
$17.6M
$22.8M
2008
2009
2010

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For More Information Graymark Healthcare, Inc. 210 Park Avenue, Oklahoma City, OK www.graymarkhealthcare.com Company Contact Stanton Nelson, Chief Executive Officer Tel 405.601.5390 Investor Relations Scott Liolios or Cody Slach Liolios Group, Inc. Tel 949.574.3860 • info@liolios.com

Appendix

Proven Team with Winning Track Record

Graymark Healthcare
NASDAQ: GRMH

Jamie Hopping
Chairman

30+ years of healthcare operations experience
Executive consultant for healthcare restructurings *('07–present & '97–'99)*
Ardent Health Services *('02–'07)*
- COO: >$1B in revenues
  - Managed 8 hospitals & 300+ multispecialty physician groups
  - Integrated complex acquisitions

Alliance Imaging (NYSE: AIQ) *('00–'02)*
- President & COO: Successful IPO

Columbia/HCA Healthcare *('93–'97)*
- W. Group President: $4B in revenues, 60 hospitals in 13 states *('96–'97)*
- President, S. Florida Division: $1B in revenues, 18 facilities *('94–'96)*
- COO, S. Florida Division: 20%+ same-store EBITDA growth for 3 years *('93–'94)*

Stanton Nelson
CEO

15+ years of business development & M&A experience
Rich history of deal successes in industries ripe for consolidation
- CEO: Graymark Healthcare *('08–present); involved with company since '06*
- CEO: consolidated private radio stations in the Southwest *('95–'03)*

Ed Carriero
CFO

25+ years of financial management, business development, and M&A experience
13+ years healthcare financial management & operations experience
GRMH CFO, '10 to present (rollup sleep labs)
Sunair Services Corp., CFO, '06-'10 (rollup lawn & pest control)
Huizenga Holdings, Inc., '90-'00
- Blue Ribbon Water (rollup bottled water)
- Life General Security Insurance (health insurance reorganization)

Central Medical Laboratory, Inc., '87-'90 (rollup medical laboratories)

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